MARCH 2022 TAKING A DEVASTATING DISEASE – AND DEVASTATING IT. We’re going there. Corporate Presentation

Forward-Looking Statements–This presentation contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the initiation, timing, progress, results, and cost of our research and development programs, and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of our clinical trials for RLYB211, RLYB212, and RLYB116, and the natural history study for our FNAIT prevention program, and related preparatory work, and the period during which the results of the trials will become available; the success and cost of the clinical development of our product candidates, including RLYB212, RLYB116 and RLYB114; the timing of our planned nomination of a compound for our ENPP1 program under our joint venture with Exscientia; our ability to initiate, recruit and enroll patients in and conduct our clinical trials at the pace that we project; our ability to obtain and maintain regulatory approval of our product candidates, and any related restrictions, limitations or warnings in the label of any of our product candidates, if approved; our ability to compete with companies currently marketing or engaged in the development of treatments for diseases that our product candidates are designed to target, including PNH and gMG; our reliance on third parties to conduct our clinical trials; our reliance on third parties to manufacture drug substance for use in our clinical trials; the size and growth potential of the markets for RLYB212, RLYB116, RLYB114 and any of our current product candidates or other product candidates we may identify and pursue, and our ability to serve those markets; our ability to expand our pipeline through collaborations, partnerships and other transactions with third parties; our ability to identify and advance through clinical development any additional product candidates; the commercialization of our current product candidates and any other product candidates we may identify and pursue, if approved, including our ability to successfully build commercial infrastructure or enter into collaborations with third parties to market our current product candidates and any other product candidates we may identify and pursue; our ability to retain and recruit key personnel; our ability to obtain and maintain adequate intellectual property rights; our expectations regarding government and third-party payor coverage and reimbursement; our estimates of our expenses, ongoing losses, capital requirements and our needs for or ability to obtain additional financing; our expected uses of the net proceeds to us from our initial public offering; the potential benefits of strategic collaboration agreements, our ability to enter into strategic collaborations or arrangements, including potential business development opportunities and potential licensing partnerships, and our ability to attract collaborators with development, regulatory and commercialization expertise; our financial performance; and developments and projections relating to our competitors or our industry. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10-Q for the quarter ending on September 30, 2021, filed with the SEC on November 10, 2021, and any subsequent filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as guarantees of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risks and uncertainties may emerge from time to time, and it is not possible for management to predict all risks and uncertainties. Except as required by applicable law, we are not obligated to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Forward Looking Statements

We’ve gathered a proven team of innovators with the fearlessness to create new paths forward others haven’t tried And we want to develop therapies that shatter expectations of what’s possible Because it’s time to tackle the undone, the too difficult, the inaccessible – and change the odds for patients with rare diseases. To identify and accelerate the development of transformative therapies for patients with severe and rare disorders Our Mission

Building for Growth 4 GROUNDWORK FOR SUCCESS Diversified portfolio of five programs across three areas: maternal-fetal, complement dysregulation and metabolic Strong focus on expanding our pipeline through global business development platform Strong financial position; Completed $93M IPO in August 2021. Over $186 million in cash and equivalents as of 9/30/21 MULTIPLE NEAR-TERM CATALYSTS RLYB212 Phase 1 study start 4Q 2021 Phase 1b study start 2Q 2022 Phase 1b PoC data 3Q 2022 RLYB116 Phase 1 study start 1Q 2022 Phase 1 single dose safety, PK and PD data 2H 2022 RE Venture I Program Initiation of IND-enabling studies for ENPP1 2H 2022  

Rapidly Advancing Our Diversified Portfolio

THERAPEUTIC AREA	PROGRAM	MOLECULE	APPROACH	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	DEVELOPMENT RIGHTS
Maternal Fetal Blood Disorders	Prevention of FNAIT	**RLYB212***	Monoclonal HPA-1a Antibody						Rallybio
		RLYB211	Polyclonal HPA-1a Antibody						Rallybio
Complement Dysregulation	PNH, gMG	**RLYB116**	C5 Inhibitor; Affibody-ABD Fusion						Rallybio
	Ophthalmic Disease	**RLYB114**	C5 Inhibitor; Pegylated Affibody						Rallybio
Metabolic Disorders	HPP	**RE Ventures I**	ENPP1 Small Molecule Inhibitor						Rallybio, Exscientia

FNAIT: Fetal and neonatal alloimmune thrombocytopenia; **HPA-1a:** Human platelet antigen 1a; **PNH:** Paroxysmal nocturnal hemoglobinuria; **gMG:** Generalized myasthenia gravis; **ABD:** Albumin binding domain; **HPP:** Hypophosphatasia; **ENPP1:** Ectonucleotide pyrophosphatase/ phosphodiesterase 1

*RLYB212 is the lead candidate in development for the prevention of FNAIT and has the same mechanism of action as RLYB211. RLYB212 has additional favorable attributes that include convenient SC dosing which can enable optimized exposure over the course of treatment to prevent maternal alloimmunization and a sustainable commercial supply.

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PRODUCT CANDIDATE REQUIREMENTS Clear mechanism of action Validated modality TARGET DISEASE REQUIREMENTS Well-understood pathophysiology Significant unmet patient need Potential for transformative benefit Pursuing Transformative Science Around the Globe to Expand Our Portfolio with New Assets and Partners BD ACTIVITIES Global business development platform Employing artificial intelligence tools to identify new opportunities Leveraging global relationships within industry and academia Partnering to identify new targets Strong Focus on Portfolio Expansion

Programs for the Prevention of Fetal and Neonatal Alloimmune Thrombocytopenia (FNAIT) RLYB212 RLYB211

Potential to Eradicate a Devastating Disease in Fetuses and Newborns Fetal and Neonatal Alloimmune Thrombocytopenia (FNAIT) is a rare condition in which the mother’s immune system attacks the platelets of her fetus. Destruction of fetal platelets can lead to potentially catastrophic fetal and neonatal morbidity and mortality. Intracranial hemorrhage (ICH) associated with FNAIT may cause: Severe, life-long neurological disability Miscarriage or stillbirth Loss of the newborn No approved therapy exists for the prevention or treatment of FNAIT Prevention of maternal alloimmunization should eliminate the risk of FNAIT in the fetus

~8M Each Year, Approximately 22,700 Pregnancies Estimated at High Risk for FNAIT * Estimate is based on a ~2% incidence of HPA-1a negative status in the Caucasian population Source: NCHS National Vital Statistics Report Volume 68, Number 13, November 30, 2019, Births: Final Data for 2018; World Bank Population Data (2018); Kjeldsen-Kragh, et al. Blood 2007; Hardy-Weinberg estimate; Kjeldsen-Kragh et a l Blood 110, 833-839 (2007) US and EU OB/GYNs and maternal-fetal specialists have: High awareness of the catastrophic impact of FNAIT High willingness to screen expectant and mothers High willingness to provide preventative therapy to at-risk expectant mothers We are committed to ensuring that all expectant mothers of any race or ethnicity who are at high risk of FNAIT are identified and eligible for treatment FNAIT natural history study will better inform the size of the total FNAIT at risk population Potential for commercialization in additional markets LIVE BIRTHS ANNUALLY US, Canada, UK, other major EU Countries, and Australia ~22,700 ARE AT HIGH RISK FOR FNAIT due to expectant mother who is HPA-1a negative HLA-DRB3*01:01 positive HPA-1a antibody negative AND Fetus is HPA-1a positive

FNAIT is Caused by a Platelet Antigen Mismatch Between Mother and Fetus


MISMATCH of HPA-1 ANTIGENS
HPA-1a
HPA-1b
FETAL PLATELET SURFACE
MATERNAL PLATELET SURFACE

- **FNAIT occurs** when the mother's immune system attacks the platelets of her fetus
- **Caused by a mismatch** in the type of Human Platelet Antigen 1 (HPA-1) between expectant mother and fetus
- **When fetal platelets enter** the mother's circulation, the mother recognizes the fetal HPA-1a as foreign and generates an antibody response known as alloimmunization
- **Maternal antibodies** then cross the placenta where they attack and destroy the fetal platelets
- **Mothers with a specific gene variant,** HLA-DRB3*01:01, are at a much higher risk of alloimmunization[1]

Sources: 1. Kjeldsen-Kragh, J and Ahlen, M. Transfus Apher Sci. 2020 Feb; 59(1): 102707

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Potential First-in-Class Preventive Therapy for FNAIT

MECHANISM OF ACTION

The prophylactic anti-HPA-1a antibody is designed to prevent maternal alloimmunization by driving rapid clearance of HPA-1a positive fetal platelets from maternal circulation


MATERNAL
BLOOD
STREAM
Therapeutic
Antibody
Fetal
Platelet

RLYB211

- Polyclonal anti-HPA-1a antibody
- Achieved clinical proof-of-concept in ongoing Phase 1/2 study, reinforcing preventative approach to treating FNAIT

RLYB212

- Monoclonal anti-HPA-1a antibody
- Moved to lead candidate **for prevention of FNAIT in 3Q 2021**
- Dosing has initiated in Phase 1 safety and PK study
- Proof-of-concept data from Phase 1b study expected 3Q 2022

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Rapid Elimination of Transfused Platelets Following Administration of RLYB211, an Anti-HPA-1a Antibody COHORT 1 RESULTS 8 participants received either single dose RLYB211 1000 IU (n=6) or placebo (n=2) to assess elimination of HPA-1a positive platelets, based on t1/2 of 10x109 transfused platelets RLYB211 markedly accelerated the elimination of transfused HPA-1a positive platelets compared with placebo Half-life of mismatched platelets 0.32 hrs. for RLYB211 vs. 65.29 hrs. for placebo (p<0.001) PLATELET CLEARANCE: COHORT 1 COHORT 1B RESULTS 4 participants received platelet transfusion 7 days following RLYB211 1000 IU (n=3) or placebo (n=1) RLYB211 markedly accelerated the elimination of HPA-1a positive platelets 7 days post-administration Data supports the sustained treatment capacity of anti HPA-1a antibody Across both cohorts, RLYB211 showed acceptable safety and tolerability with no serious adverse events Each line represents a unique subject Placebo Percent transfused platelets remaing in circulation* 100 80 60 40 20 0 HPA-1AB PLATELETS 10x10e9 Study drug RLYB211 -60 min -15 min 0 min 10 min 20 min 30 min 40 min 50 min 1 hour 2 hours 3 hours 4 hours 24 hours Day 3 Day 7 * Data normalized at 100% for sample collected 15 minutes prior to study drug at 0 mins.

Clinical Proof-of-Concept Achieved with RLYB211; Favorable Attributes of RLYB212 Could Provide Best Option for Expectant Mothers

	RLYB211	RLYB212
Mechanism of Action	✓ Anti-HPA-1a antibody	✓ Anti-HPA-1a antibody
Route of Administration	IV bolus injection	✓ Subcutaneous injection
Pharmacokinetic Profile	Wider peak-to-trough variation	✓ Limited peak-to-trough variation
Manufacturing	Purified from plasma donors	✓ Standard manufacturing for monoclonal antibody
Supply	Diminishing supply with success in preventing alloimmunization	✓ Robust and stable supply opportunities
Regulatory Designations	✓ ODD (FDA, EMA), Rare Pediatric Disease Designation (FDA)	✓ ODD (FDA, EMA), Rare Pediatric Disease Designation (FDA)
Key Intellectual Property	Method of Use patents	✓ Composition of Matter patents

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Platelet Clearance and Prevention of Alloimmunization Demonstrated with RLYB212 in Preclinical Model of FNAIT RLYB212 rapidly and completely eliminates HPA-1a positive platelets at concentrations more than 1000-fold lower than RLYB211 PREVENTION OF IMMUNIZATION PLATELET CLEARANCE pre-bleed Week 1 Week 2 Week 3 No Tx IgG1 (2 µg/mL) RLYB212 (0.02 μg/mL) RLYB212 (0.2 μg/mL) RLYB212 (2 μg/mL) RLYB212 (10 μg/mL) z 2000 1500 1000 500 0 Host Anti-HPA-1a Alloantibody Signal (MFI) RLYB212 prevents host antibody production The “APLDQ” mouse was engineered to recapitulate the HPA-1a antigen in mice, thus enabling a murine FNAIT model with maternal-fetal mismatch in only the HPA-1a antigen Source: Data on file, MFI = Mean Fluorescence Intensity Time (Hours) % of Transfused APLDQ Platelets 120 100 80 60 40 20 0 0 5 10 15 20 25 Time (Hours) No Tx IgG (1 mg/mL) RLYB211 (0.033 MG/mL) RLYB211 (0.1 mg/mL) RLYB211 (0.33 mg/mL) RLYB211 (1 mg/mL) RLYB212 (0.2 μg/mL)

WEEK 24 WEEK 12 RLYB212 DAY 1 Placebo Safety Follow-up Screening Cohort 1 Design RLYB212 DAY 1 Placebo Safety Follow-up Screening Cohort 2 Design WEEK 12 WEEK 2 RLYB212 Phase 1 Safety and PK Study Underway STUDY DESIGN Single-blind, placebo-controlled study investigating the safety and pharmacokinetics of RLYB212 in HPA-1a negative healthy volunteers STUDY COHORTS Cohort 1: N = 8 subjects to receive single dose of RLYB212 or placebo Cohort 2: N = 8 subjects to receive a loading dose followed by weekly doses of RLYB212 or placebo for 11 weeks Post-treatment safety follow-up through 12 weeks for all subjects PRIMARY OBJECTIVE To evaluate the safety of single and repeat subcutaneous doses of RLYB212 SECONDARY OBJECTIVES To evaluate the immunogenicity of single and repeat doses of RLYB212 To establish the PK profile of RLYB212 following subcutaneous administration

RLYB212 Phase 1b Proof-of-Concept Study to Start 2Q 2022

STUDY DESIGN

Single-blind, placebo-controlled, proof-of-concept study investigating the capacity of RLYB212 to rapidly eliminate HPA-1a positive platelets transfused to HPA-1a negative healthy male volunteers (N=8 subjects)

PRIMARY OBJECTIVE

To establish the ability of RLYB212 to markedly accelerate the elimination of HPA-1a positive platelets transfused to HPA-1a negative healthy male volunteers

SECONDARY OBJECTIVES

To evaluate the safety of a single dose of RLYB212 and to monitor for potential alloimmune response to HPA-1a positive platelets


RLYB212
Placebo
--7 days-
Platelet Transfusion
Platelet Clearance Measurement
Screening
Safety Follow-up
DAY 1
DAY 8
DAY 15
Week 12

Study Design

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FNAIT Natural History Alloimmunization Study Underway STUDY OBJECTIVES Obtain better prevalence estimates of the FNAIT at-risk population in racial and ethnic groups that may have been under-represented in previously published studies Provide historical alloimmunization rate to control a future single arm Phase 2/3 registrational trial Establish operational precedence for the planned registration trial, including application of screening lab tests to identify mothers at risk for FNAIT risk STUDY SUMMARY Prospective, non-interventional, multinational natural history study conducted at sites in US/EU Screen expectant mothers presenting at Gestation Week 10 to 14 prenatal visit for higher FNAIT risk Primary endpoint: Presence of anti-HPA-1a alloantibodies at 10 weeks post-pregnancy Study initiated in 3Q 2021

Screening For Risk of FNAIT Fits Into Routine First Trimester Prenatal Care Practice

Key to Eradicating FNAIT:

Identification of High-Risk Pregnancies

	1st TRIMESTER		2nd TRIMESTER	3rd TRIMESTER	
ROUTINE TESTS*	**WEEK 8 – 10** • Blood type • Rh factor • CBC: H&H, MCV • Platelet Count • Hepatitis B • Blood glucose • Urine C&S • Syphilis STDs, HIV • Genetic & infectious diseases	**WEEK 10 – 14** • PAPP-A, hCG • Down Syndrome trisomy 18 • Ultrasound – Fetal nuchal translucency	**WEEK 24 – 28** Gestational Diabetes	**WEEK 27 – 36** Tdap **WEEK 28 – 29** • Repeat Rh (if neg) • CBC, H&H	**WEEK 32 – 34** Repeat STDs **WEEK 36** Group B Strep
	• Maternal HPA-1 typing **• Maternal HLA-DRB3*01:01 status *(sequential)*****				
OPTIONAL TESTS*		**WEEK 11 – 14** • Chorionic villus sampling (CVS) • Down Syndrome trisomy 13 or 18 • Inherited disorders	**WEEK 15 – 20** • Ultrasound: anatomical survey • Quad Screen: Blood test for alpha-fetoprotein, estriol, hCG, inhibin • Screens for Down Syndrome, trisomy 18, open neural tube defects		

* Summarized from ACOG Guidelines for Perinatal Care; ** For pregnancies identified at high FNAIT risk, physicians may conduct additional follow-up testing, e.g., maternal anti-HPA-1a antibody status, fetal HPA-1a genotype, at their discretion

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C5 INHIBITORS For the Treatment of Diseases due to Complement Dysregulation

Complement dysregulation has been implicated in the pathogenesis of a growing number of diseases Applying Our Expertise to Transform Diseases of Complement Dysregulation Our team has designed, developed, and/or secured approval for two C5 inhibitors in four rare disease indications globally C5 represents a proven target for intervention Efficacy requires a rapid, complete, and sustained inhibition of C5 Relationships with experts and KOLs at key institutions around the world WHAT WE KNOW Subcutaneous (sc) administration Less frequent dosing Broad tissue distribution Favorable storage stability Efficiency of manufacturing Broad indication opportunities No drug-target-drug complex (DTDC) formation with switch from an antibody POTENTIAL DIFFERENTIATORS The complement system plays a central role in innate immunity as well as shaping adaptive immune response  Lectin Pathway Classical Pathway Alternative Pathway Immune complex clearance Microbial opsonisation Weak anaphylatoxin C3a PROXIMAL C3 C3B C5-convertase C3 + H2O: always active (chronic) Amplification iC3b TERMINAL C5 C5b C6 C7 C8 C9 C5a C5b-9 Membrane attack complex Cell lysis Pro-inflammatory Platelet activation Leucocyte activation Endothelial activation Pro-thrombotic Consequences Potent anaphylatoxin Chemotaxis Pro-inflammatory Leucocyte activation Pro-thrombotic Consequences Anaphylaxis Inflammation Thrombosis Cell Desturction Inflammation Thrombosis

Our Approach to Treating Diseases of Complement Dysregulation RLYB116 Affibody® molecule linked to an Albumod® albumin binding domain  Suitable for subcutaneous administration  Phase 1 study initiated in February 2022 Single dose safety, PK, and PD data expected 2H 2022  PHARMACODYNAMIC PROPERTIES An ex vivo hemolytic inhibition assay indicates that RLYB116 inhibits C5-mediated red blood cell destruction at a dose that could be clinically useful

RLYB116 is Designed to Possess Attributes for Clinical and Commercial Success ATTRIBUTES FOR CLINICAL AND COMMERCIAL SUCCESS Terminal complement blockade Rapid, complete, and sustained inhibition of C5 Designed to be optimized for C5 binding, stability, and long half-life in serum Small size enabling sc administration Safety profile consistent with currently approved C5 inhibitors Broad tissue distribution with albumin binding Pricing flexibility RLYB116 C5 binding domain Linker Stabilized domain Albumin binding domain AFFIBODY® SCAFFOLD Helix 3 Helix 2 Helix 1 18 17 14 13 11 10 9 24 25 27 28 32 35

RLYB116 Phase 1 Study Design: Evaluating Safety, PK and PD of Single Ascending Dose STUDY DESIGN Single-blind, placebo-controlled dose escalation study investigating the safety, pharmacokinetics and pharmacodynamics of single dose RLYB116 in healthy participants STUDY COHORTS Up to 6 sequential ascending dose cohorts, each enrolling 8 subjects (6 treated with RLYB116 and 2 with placebo) Escalation to next higher dose after review of clinical safety and PK data Post-treatment / safety follow-up will continue for 10 weeks PRIMARY OBJECTIVE To evaluate the safety and tolerability of RLYB116 in healthy participants following single administration SECONDARY OBJECTIVES To establish the PK profile of RLYB116 following subcutaneous administration To evaluate the immunogenicity of single doses of RLYB116 To characterize the PD proprieties of RLYB116 following single administration 2 mg N= 8 Cohort A1 10 mg N= 8 Cohort A2 30 mg N= 8 Cohort A3 100 mg N= 8 Cohort A4 150 mg N= 8 Cohort A5 300 mg N= 8 Cohort A6 10-week follow-up period 3:1 Randomization Screening Phase 1 Design Treatment: one time administration of RLYB116 or placebo on Day 1

Lead Indication Strategy Guided by Biology 1. Brodsky, RA. Blood. 2014; 124 (18): 2804-2811; 2. Sahin, F. Am J Blood Res 2015; 5 (1): 1-9; 3. Howard, JF. Ann N Y Acad Sci. 2017; 1412 (1): 113-128; 4. Punga, AR. Lancet Neurol 2022; 21: 176-188 A potentially life-threatening, rare hematologic disorder characterized by complement-mediated destruction of red blood cells (RBCs) that lead to anemia, hemoglobinuria, and thrombosis. 1 The prevalence of PNH has been estimated to be approximately 16 people per million. 2 PAROXYSMAL NOCTURNAL HEMOGLOBINURIA (PNH) Well-understood pathophysiology driven by complement system Opportunity for early clinical validation using objective endpoints Addresses significant outstanding unmet patient needs GENERALIZED MYASTHENIA GRAVIS (gMG) A potentially life-threatening, rare, autoimmune neuromuscular disorder characterized by weakness impacting the eyes, face, neck, jaw, throat, limbs and/or respiratory system. 3 The prevalence of Myasthenia Gravis has been estimated to be at least 100 people per million. 4 Complement overactivity is known to contribute to disease pathophysiology Opportunity to address significant unmet need in a relatively large patient population with earlier-stage gMG

1. Park et al 2019 Frontier in Immunology; 2. Bakri et al 2007 Ophthalmology; 3. Park et al 2016 Inv Ophthalmol Vis Sciences, Christoforidis et al 2012 Current Eye Research C5-targeted Affibody® molecule conjugated to polyethylene glycol (PEG) Complement dysregulation implicated in the pathogenesis of multiple ophthalmic disorders1 C5 inhibition is a precedented approach, but significant unmet medical needs remain Key Attributes Suitable for ophthalmic use Pegylated to extend half-life and reduce immunogenicity RLYB114 may have a half-life comparable to Lucentis® 2 and Eylea,® 3 based on an animal intravitreal PK study RLYB114 for Ophthalmic Indications of Complement Dysregulation

RE VENTURES I ENPP1 Inhibitor Program for Hypophosphatasia (HPP) Joint Venture with Industry-leading AI/ML Pharmatech Exscientia

Hypophosphatasia is a Rare, Potentially Life-Threatening Genetic Disease TNSALP: Tissue Non-Specific Alkaline Phosphatase In patients with hypophosphatasia, the reduction of PPi hydrolysis by TNSALP results in a relative increase in PPi, leading to an inhibition of mineralization, and inhibited hydroxyapatite formation Under normal conditions, the level of PPi and inorganic phosphate (Pi) is kept in balance by activity of TNSALP, ENPP1 and ANKH HPP DISEASE OVERVIEW Characterized by mutations in the ALPL gene that causes multiple skeletal pathologies ALPL mutation diminishes TNSALP enzyme activity leading to accumulation of inorganic pyrophosphate (PPi), an inhibitor of bone mineralization The most severe forms of HPP tend to occur before birth and in early infancy and can lead to life-threatening complications The incidence of HPP is reported to be 1 in 100,000 (US and Canada) to 1 in 300,000 (EU) for severe disease and 1 in 6,370 (EU) for less severe forms Normal Bone Mineralization HYDROXYAPATITE PPi ATP PPi ENPP1 Ca Pi ANKH TNSALP Bone/Tooth/Cartilage Cell Hypophosphatasia HYDROXYAPATITE PPi ATP PPi Ca Pi ENPP1 ANKH Dysfunctional TNSALP Bone/Tooth/Cartilage Cell

ENPP1 Inhibitor Approach to Address Unmet Need for Patients with HPP ERT: Enzyme replacement therapy UNMET NEED IN HPP  Significant population of underserved patients exist due to variability in disease severity and access to approved therapy  PROGRAM FOCUS & RATIONALE Small molecule inhibitors of ENPP1  ENPP1 is the major source of extracellular inorganic pyrophosphate, which regulates bone mineralization  CANDIDATE PROFILING  Multiple lead development candidates identified and profiling activities in progress IND-enabling activities anticipated in 2H22 Through controlled inhibition of ENPP1, we aim to reduce PPi and improve mineralization, restoring hydroxyapatite formation ENPP1 Inhibitor Treatment for HPP HYDROXYAPATITE ATP PPi PPi ENPP1 inhibitor ENPP1 ANKH Ca Pi Dysfunctional TNSALP Bone/Tooth/ Cartilage Cell

29 Media Relations Tara DiMilia Tara.Dimilia@tmstrat.com Business Development Amanda Hayward, Ph.D. ahayward@rallybio.com Corporate Development Steven Tuch stuch@rallybio.com investors@rallybio.com Investor Relations Ami Bavishi abavishi@rallybio.com